SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



      Fidelity Commonwealth Trust



Payment of Filing Fee (Check the appropriate box):
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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:

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
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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


SPARTAN   (registered trademark) MARKET INDEX FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Spartan Market Index Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Spartan Market Index Fund (the fund) will be held at the office of Fidelity Commonwealth Trust (the trust), 82 Devonshire
Street, Boston, Massachusetts 02109 on November 19, 1997, at 10:00
a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
   1(a). To approve an amended management contract for the fund.
1(b).        To approve a new    s    ub-   a    dvisory
   a    greement for the fund.
2   .      To amend the fund's fundamental investment limitation
concerning
     diversification to exclude securities of other investment
companies from
     the limitation.
 The Board of Trustees has fixed the close of business on September
22, 1997   ,     as the record date for the determination of the
shareholders of the fund entitled to notice of, and to vote at, such
Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
September 22, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C.      Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
   FIDELITY COMMONWEALTH TRUST:     SPARTAN MARKET INDEX FUND
TO BE HELD ON NOVEMBER 19, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Commonwealth Trust (the trust) to be used at the Special
Meeting of Shareholders of Spartan Market Index Fund (the fund) and at any adjournments thereof (the Meeting), to be held on November 19,
1997 at 10:00 a.m. at 82 Devonshire Street, Boston, Massachusetts
02109, the principal executive office of the trust and Fidelity
Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about September 22,
1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS)
and D.F. King & Co.    Inc.     may be paid on a per-call basis to
solicit shareholders on behalf of the fund at an anticipated cost of
approximately $1   4    ,000. The expenses in connection with
preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street,
Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F.
King & Co.    Inc.     may be paid on a per call basis for
vote-by-phone solicitations on behalf of the fund at an anticipated
cost of approximately $   4    ,000. The expenses in connection with
telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate
shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring
shareholder attention, the persons named as prox   y agents     may
propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the
persons named as prox   y agents     will vote FOR the proposed
adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On July 31, 1997 there were 50,419,682 shares of the fund issued and
outstanding.    As of July 31, 1997, the Trustees and officers of the
trust owned, in the aggregate, less than 1% of the fund's total outstanding shares. To the knowledge of the trust, substantial (5% or more) record ownership of the fund on July, 31, 1997 was as follows:
National Financial Services Corporation, Boston, MA (15.78%). To the
knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date. Shareholders of record at the close of business on
September 22, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
APRIL 30, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: APPROVAL OF PROPOSAL   S     1   (A), 1(B), AND 2
REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE
1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR
MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY
PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING
SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF
THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED
"PRESENT" FOR THIS PURPOSE.
1. OVERVIEW OF PROPOSED APPOINTMENT OF BANKERS TRUST COMPANY AS
SUB-ADVIS   E    R FOR SPARTAN MARKET INDEX FUND
 FMR currently serves as the fund's manager under a management contract dated February 15, 1990. As manager, FMR's duties include managing the fund's investments, supervising relationships with other companies that provide the fund with services, and preparing general shareholder communications, all subject to the continuing oversight of the Board of Trustees. Other Fidelity companies maintain the fund's shareholder accounts, provide customer services, and handle the daily accounting of the fund's portfolio of investments. Custodial services, including safekeeping of the fund's cash and the securities it owns, are provided by a bank unaffiliated with Fidelity.
 In June 1997, FMR proposed to the fund's Trustees that a
sub-advis   e    r be appointed to handle the day-to-day management of
the fund's investments and to provide custodial services. FMR recommended that these services be provided by Bankers Trust Company
(BT), a major institutional money manager with substantial experience in index fund management. FMR made the proposals as part of its ongoing efforts to provide services to the fund efficiently and at low cost.
 Under the proposals, FMR would continue to serve as the fund's
manager and investment advis   e    r, but would delegate part of its
duties to BT. As sub-advis   e    r, BT would have day-to-day
responsibility for managing the fund's investments in accordance with its policy of attempting to duplicate the performance of the Standard
& Poor's 500 Index (the S&P 500(registered trademark)). BT would also provide custodial and securities lending services. FMR would be responsible for overseeing BT's performance and would retain its other management responsibilities, subject to oversight by the Board of
Trustees. All other fund services, including shareholder account services, would be unchanged.
    FMR also proposed to reduce the fund's management fee arrangement and to adopt a fee structure consistent with the other index funds FMR manages. Unlike most other Fidelity funds, which pay management fees and other expenses separately, the fund pays a single "all-inclusive"
management fee that covers substantially all fund expenses. FMR recommended eliminating the all-inclusive management fee structure, and replacing it with the management fee structure used by the other
S&P 500 index funds FMR manages.
 After consideration, the Trustees   , including a majority of the
Trustees who are not "interested persons" of the fund, FMR or BT (the
Independent Trustees),     approved FMR's proposals in July 1997.
   The proposals     would involve changes to the fund's
   m    anagement    c    ontract with FMR, discussed in Proposal
1(a), and adoption of a new sub-advisory agreement with BT   ,
discussed in Proposal 1(b). The Trustees believe the proposals are in the best interests of the fund and its shareholders, and recommend that shareholders vote to approve the proposals. For additional information on the Board of Trustees' considerations, see "Matters
Considered by the Board" on page        .
 Proposals 1(a) and 1(b) are contingent on each other and will not be implemented unless both proposals are approved. The following pages
discuss the    proposed     arrangement   s     as a whole, and
provide information relevant to both proposals. Refer to each proposal for more detailed information on the terms of each contract.
 REASONS FOR PROPOSALS. FMR recommended appointment of a
sub-advis   e    r in order to reduce the costs of operating the fund.
In April 1997, FMR voluntarily lowered the fund's operating expenses
(with certain exceptions) to 0.19% of the fund's    assets per
year    ,    through     December 31, 1999.    The 0.19% expense level
is well below the amount (0.45%) that FMR is entitled to receive from
the fund.     With an annual expense ratio of 0.19%, the fund is one
of the lowest-cost index funds, and one of the lowest-cost mutual funds, in the United States.
 BT is a well-recognized institutional money manager, with over 20
years   '     experience in managing accounts indexed to the S&P 500
and other indexes.    (For more information about BT, including
performance of a similar S&P 500 index fund managed by BT, see
"Activities and Management of Bankers Trust Company" on page .)     As
of June 30, 1997, BT and its affiliates managed more than $250 billion for mutual funds, pension funds and other institutions, including approximately $50 billion in assets indexed to the S&P 500. This
represents    almost three     times the S&P 500 index assets under
management by FMR and its affiliates as of the same date
(approximately $1   7     billion). BT's commitment to the specialized
area of index account management allows BT to provide index fund
portfolio management services at a lower cost than    if FMR provided
these services itself. FMR expects that the appointment of BT would reduce FMR's portfolio management costs, and the cost to FMR of
helping to     maintain the fund's expenses at their current
exceptionally low level.
    CHANGES TO     MANAGEMENT FEE STRUCTURE.    Under the present
management contract, FMR is entitled to receive an "all-inclusive"
management fee at an annual rate of 0.45% of the fund's assets. For this fee, FMR provides management services and also pays substantially all other fund expenses. As discussed in Proposal 1(a), under the proposed management contract FMR would receive a lower management fee
(0.24%) for management services only, and the fund would be
responsible for paying its other expenses unless they were borne by
FMR under a voluntary expense limit.
    The current 0.19% expense limit is lower than FMR's fee under both the current and proposed contracts. As a result, the change in management fee structure would have no impact on the fund's expenses at present. Based on factors such as the historical growth of the fund's assets, its experience with expenses of comparable funds it advises, and its estimates of long-term expense trends, FMR believes that the fund's expenses under the proposed fee structure are likely to be lower than the current 0.45% management fee rate when the 0.19%
expense limit expires at the end of 1999. However, because expenses several years in the future cannot be predicted with any certainty, lower expenses cannot be assured.
    To protect the fund against this uncertainty, FMR agreed to further limit the fund's expenses for three additional years if the proposals are approved, to an annual rate of no more than 0.41%
(excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions or extraordinary expenses) from
January 1, 2000 through December 31, 2003. Thereafter, the fund's expenses could be higher or lower than the 0.45% level provided by the current management contract.
 SUB-ADVISORY FEES. BT's sub-advisory fees cover custodial services as well as portfolio management services. The majority of BT's fees, equal to 0.006% of the fund's average net assets, would be paid by FMR and would have no effect on the fund's expenses. However, BT would also receive fees based on a percentage of the fund's net income from lending portfolio securities, which would be payable by the fund.
Under the proposals, BT would receive 40% of the net income from the fund's securities lending activities, and the fund would receive the remaining 60%. These fees would not be covered by FMR's voluntary expense limitation, and would represent additional expenses to the fund.
 Securities lending is a means of earning a modest amount of additional income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and
pays the fund a fee    for the loan (    or    allows it to earn
income on the collateral). In its fiscal year ended April 30, 1997, the fund earned no income from securities lending.
 The amount of securities lending income that can be generated for the
fund will depend on market conditions and other factors.        While
BT is experienced in the area of securities lending and is expected to
generate greater securities lending    income     than currently is
produced by the fund,    securities lending income     still is likely
to represent a small percentage of fund assets. BT has estimated that the fund's income from securities lending (before fees) could equal approximately 0.005% of the fund's assets per year, in which case BT would receive 0.002% and the fund would retain the remaining 0.003%.
The 0.002% paid to BT would represent    the     additional fund
expense above the 0.19% expense limitation. However, because the fees represent a percentage of net income, they would only be charged to
the extent that the fund has earned    securities lending     income.
 IMPACT ON FUND EXPENSES. The following table illustrates the impact
of the proposals on the expenses of the fund before    and after
    the 0.19% expense limitation. All expenses are shown as annual percentages of the fund's average net assets.

                                                 Current*         Proposed*

Management Fee (before reimbursement)             0.45%            0.24%**

Other Expenses (before reimbursement)             0.00%            0.   24    %

Gross Expenses (before reimbursement)             0.45%            0.   48    %**

Expenses Reimbursed by FMR                        (0.26%)          (0.   29    %)

Total Operating Expenses (after reimbursement)    0.19%            0.19%**


* Based on historical expenses for the fiscal year ended April 30, 1997. Proposed expenses based on terms of proposed contracts.
** Including sub-advisory fees equal to 40% of securities lending income, estimated at 0.002% (not visible due to rounding).
 These proposed modifications currently benefit FMR by reducing
   its     costs of providing investment management services and
maintaining the 0.19% expense limitation. However, they also represent a reduction in the amount of fund expenses the fund could incur after December 31, 2003 if the expense limitations were to change.
 The following table illustrates the impact of the proposals on the fund's expenses for the fiscal year ended April 30, 1997 after the effect of the 0.19% expense limitation.

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
                                                 Current         Proposed

Management Fee (   after     reimbursement)       0.19%           0.19%*

Other Expenses                                    0.00%           0.00%

Total Operating Expenses (after reimbursement)    0.19%           0.19%*

* Including sub-advisory fees equal to 40% of securities lending income, estimated at 0.002% (not visible due to rounding).
    FMR has voluntarily agreed to limit the fund's total operating expenses (including management fees but excluding interest, taxes, brokerage commissions or extraordinary expenses) to 0.19% of the fund's average net assets through December 31, 1999. If the proposals
are approved    ,    the current 0.19% expense limit will remain in
effect through December 31, 1999; however, sub-advisory fees associated with securities lending will not be subject to the limit. These fees are estimated at 0.002% of average net assets of the fund.
 If the proposals are approved, FMR will voluntarily limit the
fund's     total operating expenses (including management fees but
excluding sub-advisory fees associated with securities lending,
interest, taxes, brokerage commissions    or     extraordinary
expenses) to 0.41% of the fund's average net assets from    January
    1,    2000     through December 31, 2003.
1(A). TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the
fund approve   , an amended management contract with FMR (    the
Amended Management Contract   ).     The Amended Management Contract
allows for the appointment of    a     sub-advis   e    r to the fund
and modifies the management fee arrangement to make it consistent with
the management fee arrangement    proposed to be adopted     between
comparable Fidelity index funds and FMR.
 PROPOSED MODIFICATIONS TO THE MANAGEMENT FEE STRUCTURE. The fund's management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets.
Under the    fund's present management contract (the     Present
Management Contract   )    , the fund pays FMR an all-inclusive
management fee at an annual rate of 0.45% of the fund's average net assets. FMR pays all of the fund's other expenses, with the following exceptions: taxes; brokerage fees and commissions; interest on the fund's borrowings, if any; the fees and expenses of the Independent Trustees; and such non-recurring expenses as may arise, including the costs of any litigation to which the fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. FMR also provides for, and bears the cost of, transfer agent, dividend disbursing services, and portfolio and general accounting record maintenance through FSC. The fund's management fee is reduced by the amount of compensation that the fund pays to the Independent Trustees.
 Under the Amended Management Contract, the fund would pay FMR a management fee at an annual rate of 0.24% of the fund's average net assets. Unlike the management fee under the Present Management Contract, the management fee under the Amended Management Contract would not be all-inclusive. Therefore, in addition to the management
fee and the other expenses (listed above)    that     the fund pays
under the Present Management Contract, the fund would pay    its other
expenses as well (unless they were borne by FMR under a voluntary expense limit).
    Expenses payable by the fund, as provided in the Amended Management Contract, could include: legal and audit expenses; custodian, registrar, and transfer agent fees and expenses; the fees and expenses related to the registration and qualification of the trust and the fund's shares for distribution under state and federal securities laws; the expenses of printing and mailing notices and reports and proxy material to the fund's shareholders; all other expenses incidental to holding meetings of the fund's shareholders, including proxy solicitations therefor; a proportionate share of insurance premiums and Investment Company Institute dues; and the expenses of typesetting, printing, and mailing prospectuses and statements of additional information to existing shareholders. In addition, as described in Proposal 1(b), the fund would pay a fee to BT equal to 40% of the fund's net securities lending income, estimated at 0.002% of the fund's assets per year.
 Currently, FMR    has     voluntarily    agreed to     limit the
   fund's     total operating expenses (including management fees but
excluding interest, taxes, brokerage commissions,    or
extraordinary expenses) to 0.19% of the fund's average net assets
through December 31, 1999   .     If this proposal and Proposal 1(b)
are approved,    the 0.19% expense limit will remain in effect through
December 31, 1999; however,     sub-advisory fees associated with
securities lending will not be subject to the expense    limit.
These     fees are estimated at 0.002% of average net assets of the
fund   , as discussed above. In addition, if     the proposals are
approved, FMR will voluntarily limit the    fund's     total operating
expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage
commissions, or extraordinary expenses) to    an annual rate of
    0.41% of the fund's average net assets from    January 1    ,
2000     through December 31, 2003.    Thereafter, the fund's total
expenses could exceed the current 0.45% all-inclusive management fee.
 PROPOSED AMENDMENTS. A copy of the Amended Management Contract, marked to indicate the proposed amendments, is supplied as Exhibit
   1     on page        . The proposed amendment   s     would add a
provision to expressly permit FMR to delegate investment advisory authority to an investment adviser, and modify the management fee structure as described above. In all other respects, the Amended Management Contract is substantially identical to the Present Management Contract. (For a discussion of the fund's Present Management Contract, refer to the section entitled "Present Management
Contract" beginning on page        .)
 If approved by shareholders, the Amended Management Contract will
take effect on    or about     December 1, 1997 (or, if later,    on
or about     the first day of the first month following approval) and
will remain in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Management Contract is not approved, the Present Management Contract will continue in effect through July 31, 1998, and thereafter subject to the same requirements for continuance as the Amended Management Contract.
    FMR estimates that the median management fee rate for non-Fidelity S&P 500 index funds (prior to any reimbursement arrangements) is 0.36%, and the median total expense ratio for S&P 500 index funds and classes (after reimbursement) is 0.45%. These estimates are based on data for the 27 funds and 46 classes within the S&P 500 Index objective (excluding funds with a master/feeder structure) according to Lipper Director's Analytical Data - Second Edition 1997 (a publication of Lipper Analytical Services, Inc., an independent service that monitors the mutual fund industry).
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure and the exclusion of
the    portion of the     sub-advisory fees    related to securities
lending to be     paid by the fund from the voluntary expense
limitation are fair and reasonable and (ii) that the proposed modifications to the management fee structure and the modification permitting FMR to delegate investment management authority are in the
best interest   s     of the fund's shareholders. The Board of
Trustees, including    a majority of     the Independent Trustees,
voted to approve the submission of the Amended Management Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Management Contract.
        Approval of the proposed Amended Management Contract is contingent upon shareholder approval of the proposed new
   s    ub-   a    dvisory    a    greement (see Proposal 1(b)).
1(B). TO APPROVE    A     NEW SUB-ADVISORY AGREEMENT FOR THE FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the
fund approve,    a sub-advisory agreement among the fund, FMR and BT
(the     New Sub-Advisory Agreement   )    .
 Under the New Sub-Advisory Agreement, BT would be appointed
sub-advis   e    r to the fund and authorized, subject to the
supervision and direction of the Board of Trustees and/or FMR, to make investment decisions for the fund, place orders to buy, sell and lend
the fund's    portfolio securities    , vote the fund's portfolio
securities, and manage the fund   's portfolio     in accordance with
its current investment objectives and policies. In addition, BT would serve as custodian to the fund. FMR, the current investment manager to the fund, will continue as investment manager.
 Under the New Sub-Advisory Agreement, FMR, not the fund, would pay BT fees for providing investment management, securities lending and custodial services to the fund at an annual rate of 0.006% of the fund's average net assets. In addition, the fund would pay BT a sub-advisory fee equal to 40% of net income from the fund's securities lending program (estimated at 0.002% of average net assets of the fund).
    If the proposal is approved, FMR will no longer pay separately for custodial services, which are covered by the fees payable under the New Sub-Advisory Agreement. For custodial services to the fund for the fiscal year ended April 30, 1997, FMR, under the all-inclusive management contract, paid approximately $50,000 (0.003% of average net assets) to the fund's custodian. In addition, Fidelity Service Company, Inc. (FSC) will no longer administer the fund's securities lending program. For the fiscal year ended April 30, 1997, FMR, under the all-inclusive management contract did not incur any cost for securities lending administration for the fund.
 Currently, FMR has agreed to limit the fund's total operating expenses (including management fees but excluding interest, taxes, brokerage commissions, or extraordinary expenses) to 0.19% of the fund's average net assets through December 31, 1999. If this proposal and Proposal 1(a) are approved, the 0.19% expense limit will remain in effect through December 31, 1999; however, sub-advisory fees associated with securities lending will not be subject to the expense limit. These fees are estimated at 0.002% of average net assets of the fund, as discussed above. In addition, if the proposals are approved, FMR will voluntarily limit the fund's total operating expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, or extraordinary expenses) to an annual rate of 0.41% of the fund's average net assets from January 1, 2000 through December 31, 2003. Thereafter, the fund's total expenses could exceed the current 0.45% all-inclusive management fee.
 A copy of the New Sub-Advisory Agreement is supplied as Exhibit
   2     on page        . If approved by shareholders, the New
Sub-Advisory Agreement will take effect on    or about     December 1,
1997 (or, if later,    on or about     the first day of the first
month following approval) and will remain in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the New Sub-Advisory Agreement is not approved, FMR will continue to manage the fund under the Present Management Contract.
 BT, a New York banking corporation with principal offices in New York, is a wholly owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. (For more information about BT, refer to the section entitled "Activities and Management of Bankers Trust Company" beginning on
page        ).
 The New Sub-Advisory Agreement would be terminable on 60 days' written notice by the Board of Trustees, FMR or BT and would terminate automatically in the event of its assignment.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the New Sub-Advisory Agreement is in the best interest of the
fund's shareholders. The Board of Trustees, including    a majority of
    the Independent Trustees, voted to approve the submission of the New Sub-Advisory Agreement to shareholders of the fund and recommends that shareholders of the fund vote FOR the New Sub-Advisory Agreement.
        Approval of the proposed New Sub-Advisory Agreement is contingent upon shareholder approval of the proposed Amended Management Contract (see Proposal 1(a)).
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through
committees. The Independent Trustees    frequently     meet in
executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposals to present the Amended Management Contract and the New Sub-Advisory Agreement to shareholders were considered and approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 17, 1997 and were also considered by the Board on June 19, 1997. The Board of Trustees received materials relating to the Amended Management Contract and the New Sub-Advisory Agreement in
advance of the        meetings at which the Amended Management
Contract and the New Sub-Advisory Agreement were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 The Board of Trustees was informed that FMR recommended that a
sub-advis   e    r be appointed to manage the fund's investments and
provide custodial services to the fund. The Trustees were informed that FMR had considered and reviewed fee proposals from index fund providers, including BT, and that FMR recommended that BT be appointed
as a sub-advis   e    r to the fund.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their monthly meetings    and as part of the management contract
renewal process,     Trustees receive and review materials
   relevant     to the fund's management contract. These materials
include: (i) information on the investment performance of the fund, a
peer group of funds and the appropriate index,        (ii)
    sales and redemption data, and (iii) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material factors such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees and in connection with the Trustee's review of the fund's management fee structure, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees of FMR funds, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Management Contract and the New Sub-Advisory Agreement, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of the appropriate index. The Board of Trustees and the Independent Trustees considered the ability of the
fund to comply with its investment    objectives     under the
proposed sub-advisory arrangements with BT.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees   , including
the Independent Trustees   ,     annually review a report detailing
the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity
group. Among other things   ,     they considered the size, education
and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 BT'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees have reviewed information concerning the fund's proposed
sub-advis   e    r, Bankers Trust Company. Among other things   ,
they considered BT's organization   ,     experience managing index
fund accounts, level of index fund assets under management, investment performance, index fund investment management techniques, trading practices, securities lending program, compliance procedures, proxy
voting procedures   ,     custodian activities and foreign
subcustodian networks. The Board of Trustees and the Independent Trustees reviewed the BT proposal for sub-advisory arrangements.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Management Contract and
under separate agreements covering transfer agency functions   ,
and pricing    and     bookkeeping. The Board of Trustees and the
Independent Trustees also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
   2    . TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT
COMPANIES.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not   ,     with respect to 75% of the fund's total
assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders vote to    amend the
limitation as follows:
 "The fund may not   ,     with respect to 75% of the fund's total
assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or
instrumentalities,   ((     or securities of other investment
companies   ))    ) if, as a result, (a) more than 5% of the fund's
total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
    The amendment would exempt investments in other investment companies (such as other mutual funds) from the fund's diversification policy. The amended language is consistent with the standards for "diversified" mutual funds set out in the 1940 Act. If approved, the amended limitation would permit the fund to invest without limit in other investment companies' securities.
    FMR anticipates that the amended limitation would facilitate investment of the fund's cash position, by allowing the fund to invest its cash in money market funds as well as in individual money market securities. In accordance with an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees.
    In addition, if proposals 1(a) and 1(b) are approved FMR anticipates that Bankers Trust Company (BT) may make available one or more money market funds managed by BT to serve as vehicles for investment of cash collateral received with respect to securities loans. BT has informed FMR that it intends to seek SEC permission to implement such an arrangement for the fund and other funds whose securities lending program it administers. If permitted by applicable regulation, it may also be more efficient for BT to manage the fund's other cash positions by investing in a BT money market fund pending investment in stocks. In either case, the fund expects that it will use a money market fund managed by BT if there are no material increases in the fund's expenses. The fund may invest in a BT money market fund if it is expected to benefit the fund by reducing costs and/or providing greater returns on temporary cash investments.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Spartan Market Index Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit    4     beginning on page    .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Arthur S. Loring, Robert H. Morrison, Richard A. Silver, Leonard M. Rush,
William J. Hayes,    Robert A. Lawrence     and    Ms.     Jennifer
Farrelly are currently officers of the    fund     and officers or
employees of FMR or FMR Corp. With the exception of M   essrs    .
Costello    and Silver    , all of these persons hold or have options
to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period May 1, 1996 through July 31, 1997,        no
transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
       ACTIVITIES AND MANAGEMENT OF BANKERS TRUST COMPANY
 BT, a New York banking corporation with principal offices at 130
Liberty    Street    , New York, New York 10006, is a wholly owned
subsidiary of Bankers Trust New York Corporation whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets.
Investment management is a core business of BT    and it
affiliates     with approximately $2   50     billion in assets under
management globally. Of that total,    over $100 billion     are in
United States equity index assets. When bond and international funds
are included, BT manages over $   120     billion in total index
assets. This makes BT one of the nation's leading managers of index
funds    and accounts    .
    In conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions involving a daily average in excess of $50 billion on loan. Approximately 90 lenders participated in BT's Program during 1996. BT estimates that it usually effects more than 1,200 securities loan transactions on behalf of these lenders each business day.
    The table below shows the year-by-year total return of BT Institutional Equity 500 Index Fund (the BT fund) as compared to the total return of the S&P 500. The total return of the BT Fund is historical and is not intended to indicate the past or future total return of Spartan Market Index Fund or to be a substitute for the total return of Spartan Market Index Fund. The table shows that, in FMR's opinion, BT has experience in successfully managing an S&P 500 index fund and in tracking the return of the S&P 500.

   Year ended          1993             1994            1995             1996             1997*

   BT Fund**            9.94%            1.49%           37.69%           22.85%           30.24%

   S&P 500              10.08%           1.32%           37.58%           22.96%           30.30%


   * through July 31, 1997
   ** The BT Fund commenced operations December 31, 1992. The BT Fund has a total expense ratio of 0.10%, a $5 million minimum initial investment and assets as of June 30, 1997 of approximately $1.5 billion. Spartan Market Index has a total expense ratio of 0.19%, a $10,000 minimum initial investment and assets as of June 30, 1997 of approximately $3.0 billion.
 Information regarding the advisory or sub-advisory fees, net assets,
and total expenses of funds with investment objectives similar    to
    the fund and advised or sub-advised by BT is contained in Exhibit
   5     beginning on page        .
 The name, address and principal occupation of each Director and the
principal executive officer of BT is provided on Exhibit    3
beginning on pag   e .
 No officer or trustee of the fund is an officer, employee or director of BT. No officer or trustee of the fund owns any securities of, or
has any other material direct or indirect interest in, BT   , Bankers
Trust New York Corporation, or any entity controlled by or under
common control with BT    . During the period May 1, 1996 through
Ju   ly 31    , 1997, no material transactions were entered into by
any trustee of the fund to which BT   , Bankers Trust New York
Corporation, or any entity controlled by or under common control with
BT,     is or was a party. There is no arrangement or understanding in connection with the New Sub-Advisory Agreement with respect to the composition of the Board of Trustees of the fund or of BT or with respect to the selection or appointment of any person to any office of either BT or the fund.
 Payments were not made to BT or affiliates by the fund in    the
    last fiscal year.
 BT has been advised by counsel that BT currently may perform the services for each fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
       PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the Trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects
to the Trustees. Services provided by affiliates of FMR    (other than
securities lending administration)     will continue under the
proposed management contract described in    P    roposal 1   (a)    .
 FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC, an affiliate of FMR.
 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated February 15, 1990, which was approved by shareholders on September 19, 1990. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of 0.45% of average net assets of the fund throughout the month. Fees received by FMR, after voluntary reimbursement and reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended April
30, 1997 from the fund were $6,527,   943    .
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage
commissions,    or     extraordinary expenses). FMR retains the
ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
 During fiscal 1997, FMR voluntarily agreed to reimburse the fund to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.19% of average net assets
of the fund. If this reimbursement had not been in effect, for    the
    fiscal    year ending April 30,    1997, FMR would have received
fees amounting to $6,712,742 which would have been equivalent to 0.45% of average net assets of the fund (after reduction for compensation to the non-interested Trustees).
PORTFOLIO TRANSACTIONS
 Currently, all orders for the purchase or sale of portfolio
securities are placed on behalf of    the     each fund by FMR
pursuant to authority contained in the fund's management contract.
   If Proposals 1(a) and 1(b) are approved, all orders for the purchase or sale of portfolio securities will be placed on behalf of the fund by BT pursuant to authority contained in the Amended Management Contract and the New Sub-Advisory Agreement.
 Currently, FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated,
qualified brokerage firms for similar services.    If Proposals 1(a)
and 1(b) are approved, BT may place agency transactions with BT Brokerage Corporation, BT Alex Brown Incorporated or BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation, subject to the same conditions.
 During fiscal 1997 the fund paid brokerage commissions of $483 to NFSC and $0 to FBS. During fiscal 1997, this amounted to approximately 0.96% and 0.00%, respectively, of the aggregate brokerage commissions paid by the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FORM OF MANAGEMENT CONTRACT
 The language to be added to the current contract is ((underlined)) and material to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COMMONWEALTH TRUST
SPARTAN MARKET INDEX FUND AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] ((Modification)) made this [15th]    ((___))     day of
[February]((December)) [1990,]((1997,)) by and between Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Market Index ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and
monitoring the performance of, ((any sub-advis   er    s,))
custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  [(c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.]
  [(d)](((c))) The [Adviser]((Adviser,)) shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management [fee, payable monthly as
soon as practicable after the]        ((fee)) [last day of each
month,]at the annual rate of [.45%]        ((0.24%)) of the average
daily net assets of the Portfolio (computed in the manner set forth in the [Fund's]Declaration of Trust) throughout the month; provided that [the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser. In]
    ((in)) the case of initiation or termination of this Contract during any month, the fee ((for that month)) shall be reduced
proportionately ((on)) [based]        ((the basis)) [on]        ((of))
the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.
 ((4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))
 [4]    ((5.))     The services of the Adviser to the Portfolio are
not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 ((6. Subject to the prior written approval of the Trustees of the Trust, satisfaction of all applicable requirements under the 1940 Act, and such other terms and conditions as the Trustees may impose, the
Advi   ser     may appoint (and may from time to time remove) one or
more unaffiliated persons as agent to perform any or all of the services specified hereunder and to carry out such provisions of this
Agreement as the Advi   se    r may from time to time direct   ,
and may delegate to such unaffiliated persons the authority vested in
the Advis   er     pursuant to this Agreement to the extent necessary
to enable such persons to perform the services of such person by the
Advi   ser    , provided   ,     however, that the appointment of any
such agent shall not relieve the Advi   ser     of any of its
liabilities hereunder.))
 [5.]        ((7.)) (a) Subject to prior termination as provided in
sub-paragraph (d) of this paragraph[5.]        ((7.)) this Contract
shall continue in force until July 31, [1990]((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [5,]((7,)) the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 [6.]        ((8.)) The Adviser is hereby expressly put on notice of
the limitation of shareholder liability as set forth in the Fund's Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
 ((9. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provision thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders ((or no action letters)) as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 2
   FORM OF
    SUBADVISORY AGREEMENT
 This Agreement is entered into as of the        ___        day of
    _____,        1997, among    Fidelity Commonwealth     Trust, a
Massachusetts business trust (the "Trust"), on behalf of    Spartan
Market Index     Fund, a series portfolio of the Trust (the
"Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").
 WHEREAS, the Trust, on behalf of the Portfolio, has entered into a
Management Contract, dated    _______    __,        1997, with Manager
(the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and
 WHEREAS, Manager desires to appoint Subadviser as investment
   s    ubadviser to provide the investment advisory and
administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and
 WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;
 NOW   ,     THEREFORE, in consideration of the mutual covenants
contained herein, the parties agree as follows:
I. APPOINTMENT OF SUBADVISER; COMPENSATION
 1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as
investment    s    ubadviser to perform the various investment
advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.
 1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii)
the requirements of the Investment Company Act of 1940    and rules
thereunder    , as amended    from time to time     (the "Investment
Company Act")   ,     (iii) the investment objective, policies and
limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.
  (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by
Subadviser,        provided that the Trustees and Manager shall at all
times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.
 1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint
   Subadviser     as the Portfolio's proxy voting agent, and hereby
delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.
 1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.
 1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.
 1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.
II. SERVICES TO BE PERFORMED BY SUBADVISER
 2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:
   (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of
Article III hereof;
   (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;
   (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and
   (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.
  (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio,
Manager or Subadviser,        provided that Subadviser shall only
place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.
 2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).
  (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.
  (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.
  (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.
  (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.
III. SECURITIES LENDING
 3.1. Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.
 3.2.         Indemnification   .     (a) In the event that any
securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or
(ii) if the Portfolio shall have sold such securities prior to the
Reimbursement Date, (   A    ) the sale proceeds in respect of such
sale, to the extent not received by the Portfolio, plus (   B    ) any
interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a
timely basis,        provided that such interest, penalties, fees or
other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.
  (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.
  (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of
(i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.
 3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.
 3.4. Subadviser's Relationships with Borrowers.The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.
 3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.
IV. COMPLIANCE; CONFIDENTIALITY
 4.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to
   s    ubadviser.
  (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.
 4.2         Confidentiality   .     The parties to this Agreement
agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its
jurisdiction over a party,    by     any auditor of the parties
hereto, by judicial or administrative process or otherwise by applicable law or regulation.
V. LIABILITY OF SUBADVISER
 5.1 Liability; Standard of Care. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.
 5.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.
  (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by Subadviser resulting
from (i) Manager's breach of its duties under    the     Management
Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.
VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE
 6.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.
 6.2     E    xpenses. It is understood that the Portfolio will pay
all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's
shareholders, including proxy solicitations therefor; (ix)    a pro
rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums
for fidelity bond and other coverage    ; (x) investment management
fees; (xi) expenses of typesetting for printing    P    rospectuses
and    S    tatements of    A    dditional    I    nformation and
supplements thereto; (xii) expenses of printing and mailing
   P    rospectuses and    S    tatements of    A    dditional
   I    nformation and supplements thereto    sent to existing
shareholders    ; and (xiii) such non-recurring or extraordinary
expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.
 6.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.
VII. CONFLICTS OF INTEREST
 7.1 Conflicts of Interest. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.
VIII. REGULATION
 8.1         Regulation   .     Subadviser shall submit to all
regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.
IX. DURATION AND TERMINATION OF AGREEMENT
 9.1         Effective Date; Duration; Continuance. (a) This Agreement
shall become effective on        _________        , 1997.
  (b) Subject to prior termination pursuant to Section 9.2 below, this Agreement shall continue in force until July 31, 1998, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting
securities of the Portfolio,        provided that in either event such
continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.
  (c)    S    hareholder approval of this Agreement or any continuance
of this Agreement   , if required,     shall be effective with respect
to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company
Act) of shares of the Portfolio votes to approve this Agreement or its continuance.
 9.2         Termination and Assignment.         This Agreement may be
terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.
  (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.
 9.3         Definitions.         The terms "registered investment
company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now
in effect or as hereafter amended   , and subject to such orders or
no-action letters as may be granted by the Securities and Exchange
Commission    .
X. REPRESENTATIONS, WARRANTIES AND COVENANTS
 10.1         Representations of the Portfolio.         The Trust, on
behalf of the Portfolio, represents and warrants that:
   (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;
   (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;
   (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;
   (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
   (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.
 10.2 Representations of the Manager. The Manager represents, warrants and agrees that:
   (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;
   (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");
   (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the
Portfolio as contemplated by the Management Contract   ;
   (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;
   (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
   (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.
 10.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:
   (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;
   (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
(a) (2) of the Advisers Act.
   (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;
   (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
   (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.
 10.4 Covenants of Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:
   (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;
   (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;
   (iii) any event that would constitute a change in control of
Subadviser;
   (iv) any change in the portfolio manager of the Portfolio; and
   (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.
  (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.
XI. MISCELLANEOUS PROVISIONS
 11.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to
the public    except in accordance with such policies and procedures
as shall be mutually agreed to in writing by the Subadviser and the
Manager.
 11.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.
 11.3 Amendments. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.
 11.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.
 11.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.
 11.6 Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.
 11.7 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
 11.8 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.
 11.9 Limitation of Liability.    A copy of the     Declaration of
Trust establishing the Trust, dated    June 16, 1994    , a copy of
which, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.
 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.
[SIGNATURE LINES OMITTED]
APPENDIX A
 Pursuant to Section 1.6 of the Subadvisory Agreement among
   Fidelity Commonwealth     Trust (the "Trust"), on behalf of
   Spartan Market Index Fund     (the "Portfolio"), Fidelity
Management & Research Company ("Manager") and Bankers Trust Company
("   Subadviser    "),    Subadviser     shall be compensated for the
services it performs on behalf of the Portfolio as follows:
 1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee
computed at an annual rate of 0.0   06% (0.6     basis points) of the
average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.
    Subadviser    's fee shall be computed monthly, and within twelve
business days of the end of each calendar month, Manager shall
transmit to    Subadviser     the fee for the previous month. Payment
shall be made in federal funds wired to a bank account designated by
   Subadviser    . If this Agreement becomes effective or terminates
before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
    Subadviser     agrees to look exclusively to Manager, and not to
any assets of the Trust or the Portfolio, for the payment of
   Subadviser    's fees arising under this Paragraph 1.
 2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:
  (a) Loans Collateralized by Cash. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.
  (b) Loans Collateralized by Securities. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (ii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.
  (c)    Substitute Payments.     Substitute payments received by the
Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (i) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (ii) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an
amount equal to the difference   .
The fees payable by the Portfolio pursuant to this Paragraph 2 shall
accrue daily and shall be paid to    Subadviser     monthly within
twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by
   Subadviser     pursuant to this Paragraph 2 for a period not to
exceed 3 calendar months.
   Subadviser     agrees to look exclusively to the assets of the
Portfolio, and not to any other assets of the Trust or Manager, for
the payment of    Subadviser    's fees arising under this Paragraph
2.
EXHIBIT 3
BANKERS TRUST COMPANY - DIRECTORS

Name                       Principal Occupation              Business Address

   Lee A. Ault III            Director of Various               Bankers Trust Company

                              Corporations                      c/o Office of the Secretary

                                                                130 Liberty Street, MS2310

                                                                New York, NY 10006

   Neil R. Austrian           Director; formerly                Bankers Trust Company

                              Director of Alex.                 c/o Office of the Secretary

                              Brown; President and              130 Liberty Street, MS2310

                              Chief Operating Officer           New York, NY 10006
                              of the National
                              Football League

George B. Beitzel          Director of Various               29 King Street
                           Corporations                      Chappaqua, NY 10514-3432

Phillip A. Griffiths       Director, Institute for           Institute for Advanced Study
                           Advanced Study                    Olden Lane
                                                             Princeton, NJ 08540

William R. Howell          Chairman Emeritus,                J.C. Penney Company, Inc.
                           J.C. Penney Company,              P.O. Box 10001
                           Inc.                              Plano, TX 753001-0001

Vernon E. Jordan, Jr.      Senior Partner, Akin,             Akin, Gump, Strauss, Hauer &
                           Gump, Strauss, Hauer              Feld, LLP
                           & Feld, LLP                       1333 New Hampshire Ave.
                                                             NW
                                                             Suite 400
                                                             Washington, DC 20036

   A. B. Krongard             Vice Chairman of the              Bankers Trust Company

                              Board of Directors of             c/o Office of the Secretary

                              Bankers Trust                     130 Liberty Street, MS2310

                              Company and Bankers               New York, NY 10006
                              Trust New York
                              Corporation.

Hamish Maxwell             Retired Chairman and              Philip Morris Companies Inc.
                           Chief Executive Officer,          100 Park Ave. - 10th Flr.
                           Philip Morris                     New York, NY 10017
                           Companies, Inc.

Frank N. Newman            Chairman of the                   Bankers Trust Company
                           Board, Chief Executive            130 Liberty Street
                           Officer and President,            New York, NY 10006
                           Bankers Trust
                           Company and Bankers
                           Trust New York
                           Corporation

N.J. Nicholas Jr.          Investor                          15 West 53rd Street #34F
                                                             New York, NY 10019

   Name                       Principal Occupation              Business Address

Russell E. Palmer          Chairman and Chief                The Palmer Group
                           Executive Officer, The            3600 Market Street, Suite 530
                           Palmer Group                      Philadelphia, PA 19104

Donald L. Staheli          Chairman of the Board             Bankers Trust Company
                           and Chief Executive               c/o Office of the Secretary
                           Officer (Retired),                130 Liberty Street, MS2310
                           Continental Grain                 New York, NY 10006
                           Company

Patricia Carry Stewart     Former Vice President,            Bankers Trust Company
                           The Edna McConnell                c/o Office of the Secretary
                           Clark Foundation                  130 Liberty Street, MS2310
                                                             New York, NY 10006

   G. Richard Thoman          Director; President and           Bankers Trust Company

                              Chief Operating Officer           c/o Office of the Secretary

                              of Xerox Corporation              130 Liberty Street, MS2310

                                                                New York, NY 10006

George J. Vojta            Vice Chairman of the              Bankers Trust Company
                           Board, Bankers Trust              130 Liberty Street
                           Company and Bankers               New York, NY 10006
                           Trust New York
                           Corporation

Paul A. Volcker            Director of Various               599 Lexington Avenue
                           Corporations                      40th Floor
                                                             New York, NY 10022


EXHIBIT 4
   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

   INVESTMENT
                             FISCAL
               AVERAGE
               RATIO OF NET

   OBJECTIVE AND FUND                       YEAR END (A)          NET ASSETS
            ADVISORY FEES

                                                                  (MILLIONS)(B)          TO AVERAGE

                                                                                         NET ASSETS

                                                                                         PAID

                                                                                         TO FMR (C)



   INDEX FUNDS


   Variable Insurance Products II:


    Index 500                                12/31/96             $ 480.5                                         0.13%*


   Spartan U.S. Equity Index                 2/28/97               5,035.0                                        0.01*


   Spartan Market Index                      4/30/97               1,491.9                                        0.45



   (a) All fund data are as of the fiscal year end noted in the chart.

   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).

EXHIBIT 4
   BANKERS TRUST COMPANY ADVISED/SUB-ADVISED MUTUAL FUNDS

   Fund                                                Assets as of
            Advisory Fees

                                                       June 30, 1997            Payable to BT (a)

   S&P INDEX FUNDS

   Equity Index Portfolio (b)                          $ 2,531,251,100          0.06%*

   INCLUDES THE FOLLOWING FEEDER FUNDS:
                1,564,477,700

    BT Inst'l: Equity 500 Index Fund (c)


    BT Pyramid Investment Equity 500
                 578,288,600

      Index (d)
                                        385,840,300

    USAA S&P 500 Index (e)
                             2,644,600

    Amer AADV: S&P 500 - AMR Class                     0
   (f)

    Scudder S&P 500 Index (g)

   VALIC S&P (Variable Annuity Life
                   2,544,652,300
           0.05% 1st $500mm

     Insurance Company) (i)                                                     0.03% over $500mm

   PacMut S&P (Pacific Mutual Life
                    620,980,600
             0.07% 1st $100mm

     Insurance Company) (i)

                        0.03% next $100mm



                        0.01% over $200mm



                        minimum $20,000

                                                                                  advisory fee

   S&P "INDEX BASED" FUND

   AARP U.S. Stock Index (j)
                          23,749,000
              0.07% 1st $100mm



                        0.03% next $100mm



                        0.01% over $200mm



                        minimum $75,000



                          advisory fee; 15%



                          discount first 12

                                                                                  months

   EAFE INDEX FUNDS

   BT Inv Port: EAFE Equity Index Portfolio            56,114,100               0.22%*
   (b)

   INCLUDES THE FOLLOWING FEEDER FUNDS:
                54,437,200

    BT ADV: EAFE Equity Index Fund -


      Inst'l Cl (c)
                                    1,676,800
    BT ADV: EAFE Equity Index Fund -

      Adv Cl (d)

   BT Insur: EAFE Equity Index Fund
                   0                        0.34%*
     (Variable Annuity) (h)

   Fund                                                Assets as of
            Advisory Fees

                                                       June 30, 1997            Payable to BT (a)

   RUSSELL 2000 INDEX FUNDS

   BT Inv Port: Small Cap Index Portfolio (b)           $89,471,000             0.10%*

    INCLUDES THE FOLLOWING FEEDER FUNDS:
              490,500

    BT ADV: Small Cap Index Fund -


      Adv Cl (d)
                                       66,543,900
    BT ADV: Small Cap Index Fund -

      Inst'l Cl (c)

   BT Insur: Small Cap Index Fund
                     0                        0.22%*
     (Variable Annuity) (h)


   (a) Reflects reductions for any expense reimbursement paid by or due from the pursuant to expense limitations. Funds so affected are indicated by an (*).
   (b) Master portfolio not available for direct retail purchase
   (c) Feeder fund available to institutional investors through BT
   (d) Feeder fund available to retail investors through BT
   (e) Feeder fund available to customers of United States Automobile Association and retail public
   (f) Feeder fund available to customers of American Airlines
   (g) Feeder fund available to customers of Scudder, Stevens & Clark; commenced operations on August 29, 1997
   (h) Available only through variable annuity products; the EAFE Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997
   (i) Available only through variable annuity products
   (j) Sub-advised fund available to members of American Association of Retired Persons

FMI-PXS-0997 CUSIP#315912204/FUND#317
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY COMMONWEALTH TRUST:  SPARTAN(registered trademark) MARKET
INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Spartan Market Index Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 19, 1997 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date                                        _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315912204/fund# 317

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

1(a).   To approve an amended management contract for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1(a).
        fund.

1(b).   To approve a new sub-advisory agreement for the      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1(b).
        fund.

2.      To amend the fund's fundamental investment           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        limitation concerning diversification to exclude
        securities of other investment companies from the
        limitation.




SMI-PXC-0997    cusip # 315912204/fund# 317
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
SPARTAN(Registered trademark) MARKET INDEX FUND
Dear Shareholder:
I am writing to let you know that a special shareholder meeting of Spartan Market Index Fund will be held in November. The purpose of the meeting is to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE AND RETURN YOUR CARD PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative. Sincerely,
Edward C. Johnson 3d
President


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT IS BANKERS TRUST (BT) AND WHY IS FIDELITY HIRING A SUB-ADVISOR? Bankers Trust is a major institutional money manager and one of the nation's leading managers of index funds with 20 years of experience in managing investments indexed to the S&P 500 and other indices. BT's commitment to the specialized area of index account management allows it to provide index fund portfolio management services at a lower cost than if Fidelity Management & Research Company (FMR) provided those services itself. FMR made the proposal as part of its ongoing efforts to provide services to the fund efficiently and at low cost.
WHAT IS BEING AMENDED IN THE MANAGEMENT CONTRACT?
The proposed amendment modifies the management contract with FMR in two ways. First, the proposal would allow BT to be appointed as sub-advisor to the fund. Second, the proposal would modify the management fee arrangement between the fund and FMR to make it consistent with the majority of other funds FMR manages.
Under the Present Management Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.45% of average net assets. Under the Amended Management Contract, the fund would pay separately for management fees and other operating expenses such as legal, printing, and transfer agent costs. The management fee would be 0.24% of average net assets.
Fidelity has voluntarily agreed to limit the total operating expenses of the fund to 0.19% of average net assets through December 31, 1999. Excluded from the 0.19% limit on total operating expenses are BT's sub-advisory fees associated with securities lending, which are estimated at 0.002% of average net assets.
WILL TOTAL OPERATING EXPENSES INCREASE IN THE NEAR TERM?
FMR has voluntarily limited the expenses of the fund to 0.19% of average net assets through December 31, 1999. The expense cap remains in place whether or not the proposals are approved. With FMR's expense cap, Spartan Market Index is one of the lowest cost index funds in the U.S.
WHAT WILL BE THE ROLES OF FIDELITY AND BANKERS TRUST?
FMR currently serves as the fund's manager. As manager, FMR's duties include managing the fund's investments and supervising relationships with other companies that provide the fund with services. Other Fidelity companies maintain shareholder accounts, provide customer services, and perform accounting activities.
Under the proposals, FMR would continue to serve as the fund's manager and investment advisor, but would delegate part of its duties to BT. As sub-advisor, BT would have day-to-day responsibility for managing the fund's investments in accordance with its policy of attempting to duplicate the performance of the S&P 500. BT would also provide custodial and securities lending services.
WHAT IS THE BENEFIT OF AMENDING THE DIVERSIFICATION LIMITATION?
This proposal would permit the fund to invest without limit in the securities of other investment companies, including non-publicly offered money market funds managed by FMR. If this proposal and the other shareholder proposals are approved, and if BT receives SEC permission, the fund may invest cash collateral from securities loans in money market funds managed by BT. If permitted by applicable regulation, it may also be more efficient for BT to manage the fund's other cash positions by investing in a BT money market fund. The fund may invest in a BT money market fund if it is expected to benefit the fund by reducing costs and/or providing greater returns on temporary cash investments.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of each fund's shareholders, including approving policy changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own on the record date. The record date is September 22, 1997.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the funds and is ultimately passed on to shareholders. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."